BORROWINGS	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about borrowings [abstract]
Disclosure of borrowings [text block]

24.    Borrowings and derivative financial instrument

Significant accounting judgements and estimates

Borrowings

Expected future cash flows used to determine the fair value of borrowings (namely the Burnstone Debt) are inherently uncertain and could materially change over time. They are significantly affected by a number of factors including reserves and production estimates, together with economic factors such as the expected commodity price, foreign currency exchange rates, and estimates of production costs, future capital expenditure and discount rates.

Accounting policy

Borrowings

Borrowings are non-derivative financial liabilities categorised as other financial liabilities. Borrowings are recognised initially at fair value, net of transaction costs incurred, where applicable and subsequently measured at amortised cost using the effective interest method.

Borrowings are classified as current liabilities unless the Group has an unconditional right to defer settlement of the liability for at least 12 months after the reporting date.

Derivative financial instruments

Derivatives are initially recognised at fair value using option pricing methodologies. Any directly attributable transaction costs are recognised in profit or loss as incurred. Subsequent to initial recognition, derivatives are measured at fair value, and changes are generally recognised in profit or loss.

Borrowings

Figures in million - SA rand	Notes	2018	2017	2016
US$600 million RCF	24.1	2,726.5	-	-
R6.0 billion RCF	24.2	5,896.4	5,536.4	5,100.0
US$350 million RCF	24.3	-	1,137.1	1,369.0
2022 and 2025 Notes	24.4	9,808.7	12,597.7	-
US$ Convertible Bond	24.5	4,496.6	4,357.1	-
Burnstone Debt	24.7	1,145.1	1,537.5	1,752.6
Other borrowings	24.9	425.6	478.7	749.5
Franco-Nevada liability		2.0	1.7	2.7
Stillwater Convertible Debentures		3.8	3.3	-
Total borrowings		24,504.7	25,649.5	8,973.8
Reconciliation of the non-current and current portion of the borrowings:
Borrowings		24,504.7	25,649.5	8,973.8
Current portion of borrowings		(6,188.2)	(1,657.5)	(752.3)
Non-current portion of borrowings		18,316.5	23,992.0	8,221.5

The current portion of borrowings will be repaid out of operational cash flows or it will be refinanced by utilising available Group facilities.

Derivative financial instrument

Figures in million - SA rand	Note	2018	2017	2016
Reconciliation of the non-current and current portion of the derivative financial instrument:
Derivative financial instrument	24.5	408.9	1,093.5	-
Non-current portion of derivative financial instrument		408.9	1,093.5	-

24.1   US$600 million RCF

On 21 May 2018, Sibanye-Stillwater cancelled and refinanced the US$350 million revolving credit facility (RCF) by drawing under the US$600 million RCF. The purpose of the facility was to refinance the US$350 million RCF, finance ongoing capital expenditure and working capital.

Terms of the US$600 million RCF
Facility:	US$600 million
Interest rate:	LIBOR
Interest rate margin:	1.85% if net debt to adjusted EBITDA is equal to or less than 2.50x
2.00% if net debt to adjusted EBITDA is greater than 2.50x
Utilisation fees:

Where the total outstanding loans under the RCF fall within the range of the percentage of the total loan as set out below, Sibanye-Stillwater shall pay an utilisation fee equal to the percentage per annum set out opposite such percentage range.

	% of the total loans	Utilisation fee
	Less than or equal to 33⅓%	0.15%
	Greater than 33⅓% and less than or equal to 66⅔%	0.30%
	Greater than 66⅔%	0.50%
Term of facility:	Three years
Borrowers:	Sibanye Gold Limited, Stillwater, Kroondal Operations and Sibanye Rustenburg Platinum Mines Proprietary Limited (SRPM)
Security and/or guarantors:	The facility is unsecured and guaranteed by Sibanye Gold Limited, Stillwater, Kroondal Operations and SRPM.

Figures in million - SA rand	2018	2017	2016
Balance at beginning of the year	-	-	-
Loans raised	5,391.6	-	-
Loans repaid	(2,744.7)	-	-
(Gain)/loss on foreign exchange differences	73.1	-	-
Foreign currency translation	6.5	-	-
Balance at end of the year	2,726.5	-	-

24.2   R6.0 billion RCF

On 15 November 2016, Sibanye-Stillwater cancelled and refinanced the R4.5 billion Facilities (refer to note 24.6) by drawing under the R6.0 billion RCF. The purpose of the facility was to refinance the R4.5 billion Facilities, finance ongoing capital expenditure, working capital and general corporate expenditure requirements which may include the financing of future acquisitions of business combinations.

Terms of the R6.0 billion RCF
Facility:	R6.0 billion
Interest rate:	JIBAR
Interest rate margin:	During the Covenant adjustment period, being 30 June 2017 to 31 December 2019, the margin will be based on the following net debt to adjusted EBITDA ratios:
	Net debt to adjusted EBITDA ratios	Margin %
	0.00:1 – 3.00:1	2.40%
	3.00:1 – 3.25:1	2.65%
	3.25:1 – 3.50:1	2.90%
After the covenant adjustment period the margin will return to 2.4%
Term of loan:	Three years
Borrowers:	Sibanye Gold Limited, SRPM and Kroondal Operations
Security and/or guarantors:	The facility is unsecured and guaranteed by Sibanye Gold Limited, SRPM and Kroondal.

Figures in million - SA rand	2018	2017	2016
Balance at beginning of the year	5,536.4	5,100.0	-
Loans raised	360.0	800.0	5,100.0
Loans repaid	-	(363.6)	-
Balance at end of the year	5,896.4	5,536.4	5,100.0

24.3   US$350 million RCF

On 24 August 2015, Sibanye-Stillwater entered into a US$300 million syndicated RCF agreement. On 15 February 2016, the facility increased to US$350 million. The purpose of the facility was to finance ongoing capital expenditure, working capital and general corporate expenditure requirements which may include the financing of future acquisitions of business combinations.

Terms of the US$350 million RCF
Facility	US$350 million RCF (2015: US$300 million RCF)
Interest rate:	LIBOR
Interest rate margin	2% per annum
Utilisation Fees

Where the total outstanding loans under the RCF fall within the range of the percentage of the total loan as set out below, Sibanye-Stillwater shall pay a utilisation fee equal to the percentage per annum set out opposite such percentage range.

	% of the total loans	Utilisation fee
	Less than or equal to 33⅓%	0.15%
	Greater than 33⅓% and less than or equal to 66⅔%	0.30%
	Greater than 66⅔%	0.50%
Term of loan:	Three years
Borrowers:	Sibanye Gold Limited, SRPM and Kroondal Operations
Security and/or guarantors:	The facility is unsecured and guaranteed by Sibanye Gold Limited, Rand Uranium, SRPM and Kroondal.

Figures in million - SA rand	2018	2017	2016
Balance at beginning of the year	1,137.1	1,369.0	-
Loans raised	580.0	1,031.4	2,771.5
Loans repaid	(1,779.6)	(1,198.2)	(1,211.6)
Gain on foreign exchange differences	62.5	(65.1)	(190.9)
Balance at end of the year	-	1,137.1	1,369.0

24.4   2022 and 2025 Notes

The acquisition of Stillwater was financed by a US$2.65 billion bridge loan (Stillwater Bridge Facility) (refer to note 24.8). On 27 June 2017, Sibanye-Stillwater completed a two tranche international corporate bond offering the 6.125% Notes due on 27 June 2022 (the 2022 Notes) and 7.125% Notes due on 27 June 2025 (the 2025 Notes) (together the 2022 and 2025 Notes) and the proceeds of the bond offering were applied to the partial repayment of the Stillwater Bridge Facility raised for the acquisition of Stillwater.

On 19 September 2018, Sibanye-Stillwater concluded the repurchase of a portion of the 2022 and 2025 Notes issued by Stillwater Mining Company. The total purchase price was approximately US$345 million (with a nominal value of US$349 million) and was funded from existing cash resources, including the US$500 million advance proceeds of the streaming transaction. As a result, a gain on early settlement of the 2022 and 2025 Notes of R128.8 million was recognised in profit or loss.

Terms of the 2022 and 2025 Notes
Facility:	US$500 million 6.125% Senior Notes due 2022 (the 2022 Notes)
US$550 million 7.125% Senior Notes due 2025 (the 2025 Notes)
Outstanding nominal value:	2022 Notes: US$353.7 million
2025 Notes: US$346.9 million
Interest rate:	2022 Notes: 6.125%
2025 Notes: 7.125%
Term of the Notes:	2022 Notes: Five years
2025 Notes: Eight years
Issuer:	Stillwater Mining Company
Guarantors:

Each of the Notes will be fully and unconditionally guaranteed, jointly and severally by the Guarantors (Kroondal Operations, SRPM and Sibanye Gold Limited). The Guarantees will rank equally in right of payment to all existing and future senior debt of the Guarantors.

Figures in million - SA rand	Note	2018	2017	2016
Balance at beginning of the year		12,597.7	-	-
Loans raised		-	13,109.5	-
Loans repaid		(5,107.4)	-	-
Accrued interest paid	5	(795.5)	(431.5)	-
Interest charge	5	836.6	478.1	-
Unwinding of amortised cost		196.7	29.7	-
Gain on derecognition of borrowings		(128.8)	-	-
Foreign currency translation		2,209.4	(588.1)	-
Balance at end of the year		9,808.7	12,597.7	-

24.5   US$ Convertible Bond

The Stillwater Bridge Facility was partially repaid through the US$1 billion rights offer, the 2022 and 2025 Notes (refer to note 24.4) and existing cash at Stillwater. The balance was repaid through the issuance of a US$ Convertible Bond. The convertible bond launched and was priced on 19 September 2017.

On 11 September 2018, Sibanye-Stillwater concluded the repurchase of a portion of the US$ Convertible Bond. An aggregate principal amount of US$66 million for a total purchase price of approximately US$50 million was repurchased. Sibanye-Stillwater funded the repurchase from existing cash resources, including the US$500 million advance proceeds of the streaming transaction (refer to note 27).

Terms of the US$ Convertible Bond
Issue size:	US$450 million
Outstanding nominal value:	US$384 million
Coupon:	1.875%
Maturity date:	26 September 2023 (six years)
Conversion premium:	35%
Reference share price:	US$1.2281, being the volume weighted average price of a share on the JSE from launch to pricing on 19 September 2017, converted at a fixed exchange rate.
Initial conversion price:	US$1.6580
Issuer:	Sibanye Gold Limited
Guarantors:	Stillwater and Kroondal Operations (together, the Guarantors), 100% subsidiaries of Sibanye Gold Limited.

The US$ Convertible Bond has two components. The option component is recognised as a derivative liability, measured at fair value, with changes in fair value recorded in profit or loss and reported separately in the statement of financial position. The bond component is recognised as a financial liability and measured at amortised cost using the effective interest rate.

Convertible bond at amortised cost

Figures in million - SA rand	Note	2018	2017	2016
Balance at beginning of the year		4,357.1	-	-
Loans raised		-	4,634.5	-
Loans repaid		(745.2)	-	-
Accrued interest paid		(111.7)	-	-
Interest charge	5	105.9	29.8	-
Unwinding of amortised cost	5	185.8	50.7	-
Gain on derecognition of borrowings		(50.9)	-	-
Gain on foreign exchange differences		755.6	(357.9)	-
Balance at end of the year		4,496.6	4,357.1	-

Derivative financial instrument

Figures in million - SA rand	2018	2017	2016
Balance at beginning of the year	1,093.5	-	-
Gain on financial instruments	(678.1)	(115.9)	-
Gain on derecognition of derivative financial instrument	(50.3)	-	-
Derivative financial instrument recognised	-	1,296.6	-
Gain on foreign exchange differences	43.8	(87.2)	-
Balance at end of the year	408.9	1,093.5	-

24.6   R4.5 billion Facilities

Sibanye-Stillwater entered into the R4.5 billion Facilities on 13 December 2013. The R4.5 billion Facilities was used to refinance the unbundling bridge loan facilities.

Terms of the R4.5 billion Facilities
Facility:	R2.5 billion RCF
R2.0 billion term loan facility (Term Loan)
Interest rate:	JIBAR
Interest rate margin:	RCF: 2.85%
Term Loan: 2.75%
Term of loan:	Three years
Repayment period:

The Term Loan was repaid in equal six-monthly instalments of R250 million, with the R750 million balance and any amounts outstanding under the RCF due for settlement on final maturity, being 13 December 2016.

Security and/or guarantors:	The Facilities were unsecured and guaranteed by Rand Uranium and Ezulwini.
Cancellation:	These facilities were cancelled and repaid on 15 November 2016.

Figures in million - SA rand	Note	2018	2017	2016
Balance at beginning of the year		-	-	1,961.6
Loans raised		-	-	1,936.4
Loans repaid		-	-	(3,900.0)
Unwinding of amortised cost	5	-	-	2.0
Balance at end of the year		-	-	-

24.7   Burnstone Debt

SGEO has bank debt of US$178.1 million (R1,883.9 million) (the Burnstone Debt) outstanding as part of the net assets acquired on 1 July 2014.

Terms of the Burnstone Debt

Facility:	A1: US$0.2 million
A2: US$7.8 million
A3: US$51.0 million
A4: US$119.1 million
Interest rate:	A1 and A2: Interest free
A3 and A4: Interest free until 1 July 2017, then at LIBOR
Interest rate margin:	A3 and A4: 4% from 1 July 2017
Term of loan:	No fixed term
Repayment period:	A1: Repaid on 1 July 2014
A2: From 1 July 2017 the first 50% of Burnstone’s free cash flow (as defined in the settlement agreement) will be used to repay the Wits Gold Loan and the balance of 50% to repay A2.

A3 and A4: On settlement of A2. 90% of Burnstone’s free cash flow will be used to repay the Wits Gold Loan and the balance of 10% to repay the Burnstone Debt. On settlement of the Wits Gold Loan and interest, 30% of Burnstone’s free cash flow will be used to repay the Burnstone Debt and the balance will be distributed to Wits Gold.

The Bank Lenders will continue to participate in 10% of Burnstone’s free cash flow after the Burnstone Debt has been repaid in full to a maximum amount of US$63.0 million under a revenue participation agreement.

Security:

The Burnstone Debt is fully secured against the assets of Burnstone (of R2.0 billion) and there is no recourse to the Sibanye-Stillwater Group. The security package includes a cession over the bank accounts, insurance policies’ proceeds, special and general notarial bonds over movable assets and mortgage bonds over property.

The Burnstone Debt facilities of US$178.1 million (R1,883.9 million) were initially recognised at the acquisition fair value using level 2 (refer to note 31) assumptions,  being R1,007.6 million, in terms of IFRS 3. The expected free cash flows to repay the loan as detailed above were based on the estimates and assumptions to determine the fair value:

•	A US$ swap forward curve adjusted with the 4% interest rate margin above;
•	The annual life of mine plan that takes into account the following:

- Proved and probable ore reserves of Burnstone;

- Cash flows are based on the life-of-mine plan of 20 years; and

- Capital expenditure estimates over the life-of-mine plan.

Figures in million - SA rand	Note	2018	2017	2016
Balance at beginning of the year		1,537.5	1,752.6	1,808.3
Accrued interest and unwinding of amortised cost	5	152.9	141.6	139.4
(Gain)/loss on revised estimated cash flows[1]		(804.6)	(181.7)	29.3
(Gain)/loss on foreign exchange differences		259.3	(175.0)	(224.4)
Balance at end of the year		1,145.1	1,537.5	1,752.6

1  At 31 December 2018, the expected free cash flows expected to repay the loan as detailed above were revised as a result of:

• Revised proven and probable reserves;

• Revised cash flows over the life of mine plan as a result of:

◦ Revised forecast costs and capital expenditure; and

◦ Revised gold prices 2018:  R585,500/kg (2017: R545,000/kg and 2016: R570,000/kg) and exchange rates 2018: R14.00/US$ (2017:  R12.94/US$ and 2016: R13.68/US$).

24.8   Acquisition bridge facilities

Stillwater Bridge Facility

On 9 December 2016, Sibanye-Stillwater obtained a US$2.65 billion bridge facility (Stillwater Bridge Facility) to finance the purchase of Stillwater, to refinance existing indebtedness at Stillwater and to pay certain related fees, costs and expenses.

Terms of the Stillwater Bridge Facilities
Facility:	A: US$750 million bridge to equity
B: US$300 million bridge to cash
C: US$1.6 billion bridge to debt
Interest rate:	LIBOR
Interest rate margin:	Months 1 - 3: 3.25% per annum
Months 4 - 6: 4.25% per annum or 5.25% per annum if net debt to EBITDA > 2.0x
Months 7 - 9: 5.25% per annum or 6.25% per annum if net debt to EBITDA > 2.0x
Months 10 - 12: 6.25% per annum or 7.25% per annum if net debt to EBITDA > 2.0x
Term of loan:	Facility A and B: Earlier of nine months from completion of the Stillwater acquisition and 31 October 2017
Facility C: 364 days from completion of the Stillwater acquisition
Borrowers:	Sibanye Gold Limited and Thor Mergeco Inc
Security and/or guarantors:	The facility was unsecured and guaranteed by Sibanye Gold Limited, Thor Mergeco Inc, Kroondal Operations, Rand Uranium and SRPM.

Figures in million - SA rand	2018	2017	2016
Loans raised	-	34,000.3	-
Loans repaid	-	(33,304.0)	-
Gain on foreign exchange differences	-	(514.5)	-
Foreign currency translation	-	(181.8)	-
Balance at end of the year	-	-	-

24.9   Other borrowings

Short-term credit facilities

Sibanye-Stillwater has uncommitted loan facilities with various banks to fund capital expenditure and working capital requirements at its operations. These facilities have no fixed terms, are short-term in nature and interest rates are market related.

Figures in million - SA rand	2018	2017	2016
Balance at beginning of the year	478.7	749.5	-
Loans raised	10,798.6	14,721.5	7,472.6
Loans repaid	(10,854.6)	(14,992.3)	(6,723.1)
Unwinding of amortised cost	2.9	-	-
Balance at end of the year	425.6	478.7	749.5

24.10 Fair value of financial instruments and risk management

Fair value of borrowings

The fair value of borrowings approximates the carrying value as the impact of credit risk is included in the measurement of the carrying value.

The fair value of the derivative financial instrument is estimated based on ruling market prices, volatilities and interest rates, option pricing methodologies based on observable quoted inputs, and constitute a level 2 instrument on the fair value hierarchy.

Liquidity risk

The following are contractually due, undiscounted cash flows resulting from maturities of borrowings including interest payments:

Figures in million - SA rand	Total	Within one year	Between one and five years	After five years
31 December 2018
Trade and other payables	5,238.4	5,238.4	-	-
Borrowings
- Capital
US$600 million RCF	2,726.5	-	2,726.5	-
R6.0 billion RCF	5,896.4	5,896.4	-	-
2022 and 2025 Notes	10,053.6	-	5,075.6	4,978.0
US$ Convertible Bond	5,510.4	-	5,510.4	-
Burnstone Debt	2,552.9	-	-	2,552.9
Franco-Nevada liability	2.0	2.0	-	-
Stillwater Convertible Debentures	3.8	3.8	-	-
Other borrowings	252.3	252.3	-	-
- Interest	9,386.9	1,543.8	3,568.6	4,274.5
Total	41,623.2	12,936.7	16,881.1	11,805.4
31 December 2017
Trade and other payables	4,276.4	4,276.4	-	-
Borrowings
- Capital
US$600 million RCF	5,536.4	-	5,536.4	-
US$350 million RCF	1,137.1	1,137.1	-	-
2022 and 2025 Notes	12,978.0	-	-	12,978.0
US$ Convertible Bond	5,562.0	-	-	5,562.0
Burnstone Debt	2,102.4	-	96.2	2,006.2
Other borrowings	478.7	478.7	-	-
Franco-Nevada liability	1.7	1.7	-	-
Stillwater Convertible Debentures	3.3	3.3	-	-
- Interest	9,231.5	1,632.3	4,672.2	2,927.0
Total	41,307.5	7,529.5	10,304.8	23,473.2

Market risk

Foreign currency sensitivity

Certain of the Group’s US dollar borrowing facilities have been drawn down by Companies with SA Rand as their functional currency, therefore some of the Groups borrowings are sensitive to changes in the rand/US dollar exchange rate. A one percentage point depreciation in the SA rand closing exchange rate of R14.35/US$ (2017: R12.36/US$ and 2016: R13.69/US$) would have reduced the gain on foreign exchange differences by R38.7 million (2017: R81.2 million and 2016: R31.2 million). A one percentage point appreciation in the exchange rate would have increased the gain on foreign exchange differences by R38.7 million (2017: R81.2 million and 2016: R31.2 million).

Interest rate sensitivity

As at 31 December 2018, the Group’s total borrowings amounted to R24,504.7 million (2017: R25,649.5 million and 2016: R8,973.8 million). The Group generally does not undertake any specific action to cover its exposure to interest rate risk, although it may do so in specific circumstances.

The portion of Sibanye-Stillwater’s interest-bearing borrowings at period end that is exposed to interest rate fluctuations is R24,498.9 million (2017:  R25,644.5 million and 2016: R8,971.1 million). This debt is normally rolled for periods between one and three months and is therefore exposed to the rate changes in this period.

At 31 December 2018, of the total borrowings, R6,322.0 million (2017:  R6,015.1 million and 2016: R5,849.5 million) is exposed to changes in the JIBAR rate and R3,871.6 million (2017: R2,674.6 million and 2016: R3,121.6 million) is exposed to changes in the LIBOR rate.

The table below summarises the effect of a change in finance expense on the Group’s profit or loss had JIBAR and LIBOR differed as indicated. The analysis is based on the assumption that the applicable interest rate increased/decreased with all other variables held constant. All financial instruments with fixed interest rates that are carried at amortised cost are not subject to the interest rate sensitivity analysis.

Interest rate sensitivity analysis

	Change in interest expenses for a change in interest rate[1]
Figures in million - SA rand	-1.5%	-1.0%	-0.5%	0.5%	1.0%	1.5%
31 December 2018
- JIBAR	88.5	59.0	29.5	(29.5)	(59.0)	(88.5)
- LIBOR	79.2	52.8	26.4	(26.4)	(52.8)	(79.2)
Change in finance expense	167.7	111.8	55.9	(55.9)	(111.8)	(167.7)
31 December 2017
- JIBAR	83.0	55.4	27.7	(27.7)	(55.4)	(83.0)
- LIBOR[2]	49.5	33.0	16.5	(16.5)	(33.0)	(49.5)
Change in finance expense	132.5	88.4	44.2	(44.2)	(88.4)	(132.5)

[1] Interest rate sensitivity analysis is performed on the borrowings balance at 31 December.

2 No interest rate sensitivity analysis has been performed for a reduction in LIBOR due to LIBOR being less than 1%, a decrease in LIBOR would have no impact on the Group’s profit or loss.

The exposure to interest rate changes and the contractual repricing dates

The exposure of the Group’s borrowings to interest rate changes and the contractual repricing dates at the reporting dates is as follows:

Figures in million - SA rand	2018	2017	2016
Floating rate with exposure to change in JIBAR	6,322.0	6,015.1	5,849.5
Floating rate with exposure to change in LIBOR	3,871.6	2,674.6	3,121.6
Non-current borrowings exposed to interest rate changes	10,193.6	8,689.7	8,971.1

The Group has the following undrawn borrowing facilities:
Committed	5,987.1	3,652.5	4,322.5
Uncommitted	757.7	471.3	200.5
Total undrawn facilities	6,744.8	4,123.8	4,523.0

All of the above facilities have floating rates. The undrawn committed facilities have the following expiry dates:
- within one year	103.6	3,188.9	-
- later than one year and not later than two years	-	463.6	3,422.5
- later than two years and not later than three years	5,883.5	-	900.0
Total undrawn committed facilities	5,987.1	3,652.5	4,322.5

24.11 Capital management

The Group’s primary objective with regards to managing its capital is to ensure that there is sufficient capital available to support the funding requirements of the Group, including capital expenditure, in a way that: optimises the cost of capital; maximises shareholders’ returns; and ensures that the Group remains in a sound financial position.

The Group manages and makes adjustments to the capital structure as and when borrowings mature or as and when funding is required. This may take the form of raising equity, market or bank debt or hybrids thereof. Opportunities in the market are also monitored closely to ensure that the most efficient funding solutions are implemented.

The Group monitors capital using the ratio of net debt to adjusted earnings before interest, taxes, depreciation and amortisation (EBITDA), but does not set absolute limits for this ratio.

Net debt to adjusted EBITDA at 31 December 2018 of 2.5 exceeds the Group’s targeted ratio of net debt to adjusted EBITDA of 1.0:1 or lower. Utilising the committed unutilised debt facilities above, will impact on the leverage ratio. The borrowing facilities permit a leverage ratio of 3.5:1 through to 31 December 2019, and 2.5:1 thereafter, calculated on a quarterly basis. Sibanye-Stillwater plans to deleverage over time back to its targeted leverage ratio of no greater than 1.0:1.

Figures in million - SA rand	Note	2018	2017	2016
Borrowings[1]		23,768.5	25,205.5	7,221.2
Cash and cash equivalents[2]	21	2,499.4	2,029.8	928.4
Net debt[3]		21,269.1	23,175.7	6,292.8
Adjusted EBITDA[4]		8,369.4	9,045.1	10,270.4
Net debt to adjusted EBITDA (ratio)[5]		2.5	2.6	0.6

[1] Borrowings are only those borrowings that have recourse to Sibanye-Stillwater. Borrowings, therefore, exclude the Burnstone Debt and include the derivative financial instrument.

[2] Cash and cash equivalents exclude cash of Burnstone.

[3] Net debt represents borrowings and bank overdraft less cash and cash equivalents. Borrowings are only those borrowings that have recourse to Sibanye-Stillwater and therefore exclude the Burnstone Debt and include the derivative financial instrument. Net debt excludes cash of Burnstone.

[4] The adjusted EBITDA calculation included is based on the formula included in the facility agreements for compliance with the debt covenant formula. Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Adjusted EBITDA is not a measure of performance under IFRS and should be considered in addition to, and not as a substitute for, other measures of financial performance and liquidity.

[5] Net debt to adjusted EBITDA ratio is defined as net debt as at the end of a reporting period divided by adjusted EBITDA of the 12 months ended on the same reporting date.

Reconciliation of (loss)/profit before royalties and tax to adjusted EBITDA:

Figures in million - SA rand	2018	2017	2016
(Loss)/profit before royalties and tax	(1,224.3)	(6,981.2)	4,811.4
Adjusted for:
Amortisation and depreciation	6,613.8	5,699.7	4,041.9
Interest income	(482.1)	(415.5)	(331.4)
Finance expense	3,134.7	2,971.8	903.1
Share-based payments	299.4	231.9	496.2
(Gain)/loss on financial instruments	(1,704.1)	1,114.4	1,032.8
Gain on foreign exchange differences	(1,169.1)	(292.4)	(219.6)
Share of results of equity-accounted investees after tax	(344.2)	(291.6)	(13.3)
Gain on disposal of property, plant and equipment	(60.2)	(40.7)	(95.4)
Impairments	3,041.4	4,411.0	1,381.1
Gain on derecognition of borrowings and derivative financial instrument	(230.0)	-	-
Change in estimate of environmental rehabilitation obligation, and right of recovery receivable and payable	(66.6)	248.9	97.5
Occupational healthcare expense	15.4	1,106.9	-
Transaction costs	402.5	552.1	157.0
Restructuring costs	142.8	729.8	187.7
Gain on acquisition	-	-	(2,178.6)
Adjusted EBITDA	8,369.4	9,045.1	10,270.4